SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 September 23, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                  333-120688           33-0686105
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
         ----------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 304-4156
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR A WAIVER OF A PROVISION OF THE CODE OF ETHICS.

	On September 23, 2005, the Board of Directors of American TonerServ Corp. (the "Company") adopted a Code of Ethics and Business Conduct for Officers, Directors and Employees of the Company (the "Code of Ethics"). The Code of Ethics covers all employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company had not previously adopted a Code of Ethics. A copy of the Code of Ethics is attached as Exhibit 14.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

Exhibit 14.1 Code of Ethics and Business Conduct for Officers, Directors and Employees



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: September 29, 2005          By:/s/ Bryan D. Klingler
                                      Bryan D. Klingler, President and CEO